UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2013

CANWEALTH MINERALS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54533	27-2288541
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1376 Perrot Boulevard, Ile Perrot, Quebec, Canada J7V 7P2

(Address of Principal Executive Offices) (Zip Code)

(514) 425-2020

(Registrant's telephone number, including area code)

USG1, Inc.

1126 Madison 9517, Fredericktown, Missouri 63645

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2012, USG1, Inc., a Delaware corporation (“USG1”), entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”) with Canwealth Minerals Corporation, a Delaware corporation (“Canwealth”), and Kimi Royer as representative of the USG1 stockholders, pursuant to which Canwealth would merge with and into USG1 at the closing, as contemplated by the Merger Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The merger contemplated by the Merger Agreement occurred on February 11, 2013. Upon the closing, the existing shares of Canwealth common stock converted into 44,169,231 shares of USG1 common stock.  The existing USG1 stockholders continue to hold 6,600,000 shares of USG1 common stock.  As consideration for the merger, Canwealth agreed to pay $50,000 in the aggregate to the participating stockholders of USG1, which shall be payable as follows:

(i)	Ten Thousand Dollars ($10,000) shall be payable upon a Registration Statement on Form S-1 filed by USG1 being declared effective by the Securities and Exchange Commission; and

(ii)	Forty Thousand Dollars ($40,000) shall be payable upon (i) the filing of a Form 15c2-11 by USG1 and (ii) the shares of USG1 common stock being actively traded on a stock exchange or quotation service.

Prior to the consummation of the merger, the stockholders of Canwealth Minerals Corporation, a company organized on February 1, 2006 under the laws of the Canada Business Corporations Act (“Canwealth Quebec”), contributed their shares of Canwealth Quebec to Canwealth in exchange for shares of Canwealth common stock pursuant to contribution agreements dated November 29, 2012. As a result of the foregoing, Canwealth Quebec is a wholly-owned subsidiary of Canwealth. Following the merger, USG1 succeeded to the mining business and operations of Canwealth Quebec. Prior to the merger, there were no material relationships between USG1 and Canwealth or between our respective affiliates, directors or officers. All USG1 pre-merger liabilities were settled prior to closing. Upon the effectiveness of the merger, the existing directors and officers of USG1 each resigned and Garth McIntosh was elected as the sole officer and director of USG1.

Before the merger, our corporate name was USG1, Inc. In our Certificate of Merger filing, we changed our corporate name to “Canwealth Minerals Corporation”.  We intend to request a trading symbol change to correspond with our name change at the appropriate time and in accordance with FINRA policies.

Cautionary Language Regarding Forward-Looking Statements and Industry Data

This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth above and elsewhere in this report. Important factors that may cause actual results to differ from these forward-looking statements include, but are not limited to, for example:

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●	adverse economic conditions,

●	inability to raise sufficient additional capital to operate our business,

●	unexpected costs, lower than expected sales and revenues, and operating deficits,

●	adverse results of any legal proceedings,

●	the volatility of our operating results and financial condition,

●	inability to attract or retain qualified senior management personnel, including sales and marketing personnel

●	Inability to achieve anticipated product sales, and

●	other specific risks that may be referred to in this current report.

All statements, other than statements of historical facts, included in this current report regarding our strategy, future operations, financial position, estimated revenue or losses, projected costs, prospects and plans and objectives of management are forward-looking statements. When used in this current report, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this report. We undertake no obligation to update any forward-looking statements or other information contained herein. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this report are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. We disclose important factors that could cause our actual results to differ materially from expectations under “Risk Factors” and elsewhere in this current report. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Information regarding market and industry statistics contained in this current report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.  Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.

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Description of Our Company and Predecessor

USG1 was incorporated on February 27, 2010 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. USG1 has been in the developmental stage since inception and its operations to date have been limited to issuing shares to its original shareholders and filing a registration statement. USG1 has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

The Company registered its common stock on a Form 10 registration statement filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 12(g) thereof. The Company files with the Securities and Exchange Commission periodic and current reports under Rule 13(a) of the Exchange Act, including quarterly reports on Form 10-Q and annual reports Form 10-K.

The Company has no employees and one officer, Garth McIntosh, who is also the sole director.

Following the closing of the merger with Canwealth, we have succeeded to the mining business and operations of Canwealth and its subsidiary and plan to continue this business as our sole line of business.

Description of Business

Unless the context otherwise requires, “we,” “our,” “us” “the Company” and similar expressions used in this Description of Business section refer to Canwealth and its subsidiary prior to the closing of the merger.

Canwealth Minerals Corporation was incorporated on February 1, 2006. We are a federally chartered, multi-element mineral exploration and mining company located in Quebec with a focus on gold with our main office located in Ile Perrot, Quebec, Canada. Our primary function is to search for viable mineral deposits in the Province of Quebec. At the present time there are 9 mineral properties under our management.

At the present time we hold 9 properties in the lower Grenville province, Abitibi region and the James Bay basin of Quebec. We have a total of 38,573 acres under management. We are engaged in grass roots mineral exploration which includes conventional prospecting, geological and geophysical surveys, applied research and core drilling.

The focused activity of the company is to search for viable mineral deposits in Quebec under a Phase 1 program. Phase 2 will be to stake claims, joint venture or option properties in other mining jurisdictions in Canada. Phase 3 will be to take the company on an international level in a quest for viable mineral deposits. A leadership team will be assembled over the coming year in the form of a geological team which will be actively conducting fieldwork, assessments and assembling data to support new approaches that will expand the scope of our exploration projects. This exploration team will consist of a core group of experienced geologists and geoscientists, consultants and mineral research institutions, all committed to the quest of determining the mineral source(s) of our gold properties. The primary metals include gold, silver, platinum, palladium and base metals and the secondary element is REE (rare earth elements). The minerals are mined from underground or by open pit methods. The minerals are prepared as a concentrate or as a refined product and shipped to local and overseas markets.

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Short-Term Goals

Canwealth Minerals will continue to seek out properties for staking land claims, and to perform Phase 1 drilling for core samples on its current mining claims. The focus is to develop a mining plan in which the current resources are best used to bring the most value to the Company. We are looking to prioritize our claims, and devote resources according to this ranking. As wealth builds, this translates into accumulating more resources to devote to the development of the other claims, as all of our claims have merit, however, as we are in the start-up phase, investment resources are our current limiting factor. Outside investors may also be sought to help achieve these goals.

Mid-Term Goals

As the Company grows and builds its name in the industry, we anticipate seeking partnerships with other mining corporations in order to move into full scale mining projects. It takes significant capital to move into this phase in the mining industry, and we realize it will be a huge undertaking to develop all the properties we currently own without outside help. We believe it is better to be part of successful venture by sharing what we currently own, as bringing in other expertise and resources will speed the process. This will elevate our company to new levels by becoming a known supplier to the world of natural resources, both on the open markets and to users of such materials like Lithium or Barium, which cover the electronics industry, medicine, military and many other industries.

Long-Term Goals

Our long-term goal is to develop different branches to our operations, including building a consulting division which will help other start-up companies looking to break into the mining industry. We feel that once we master the knowledge and experience of building a mining company, we will want to work with others, and thereby become the go-to entity for startups. We believe we will be well positioned to become their initial partners and help these Companies attain their goals.

Financial Information

This discussion summarizes the significant factors affecting the operating results, financial condition, liquidity and cash flows of the Company and its subsidiary. The discussion and analysis that follows should be read together with our consolidated financial statements and the notes to the consolidated financial statements included elsewhere in this Current Report. Except for historical information, the matters discussed in this section are forward looking statements that involve risks and uncertainties and are based upon judgments concerning various factors that are beyond the Company’s control.

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Overview

Canwealth Minerals Corporation was organized on February 1, 2006 under the laws of the Canada Business Corporations Act.

Canwealth’s mission is to develop the mining concessions it has registered in various areas of Northern Quebec, which based on assay reports of preliminary samples taken from these sites, has shown to contain traces of various elements such as gold, silver, copper, rare earth and other such minerals.

Canwealth, when presented with the opportunity to do so, may seek to register additional land claims in other regions of Quebec, however it is not limited to only that region of North America, or any other area where opportunities may present themselves.  Upon entering into agreements to acquire concessions, the Company will market the properties to mining companies and other interested parties.

On August 10, 2012, USG1, Inc., entered into an Agreement and Plan of Merger with Canwealth Minerals Corporation, a Delaware corporation (“Canwealth Delaware”), and Kimi Royer as representative of the USG1 stockholders, pursuant to which Canwealth Delaware would merge with and into USG1 at the closing, as contemplated by the Merger Agreement. Upon the closing, the existing shares of Canwealth common stock converted into 44,169,231 shares of USG1 common stock.  The existing USG1 stockholders continue to hold 6,600,000 shares of USG1 common stock.

As consideration for the merger, Canwealth Delaware agreed to pay $50,000 in the aggregate to the participating stockholders of USG1, which shall be payable as follows:

(i)	Ten Thousand Dollars ($10,000) shall be payable upon a Registration Statement on Form S-1 filed by USG1 being declared effective by the Securities and Exchange Commission; and

(ii)	Forty Thousand Dollars ($40,000) shall be payable upon (i) the filing of a Form 15c2-11 by USG1 and (ii) the shares of USG1 common stock being actively traded on a stock exchange or quotation service.

Prior to the consummation of the merger, the stockholders of Canwealth Minerals Corporation, a company organized on February 1, 2006 under the laws of the Canada Business Corporations Act (“Canwealth Quebec”), contributed their shares of Canwealth Quebec to Canwealth Delaware in exchange for shares of Canwealth Delaware common stock per contribution agreement dated November 29, 2012.  As a result of the foregoing, Canwealth Quebec is a wholly-owned subsidiary of Canwealth Delaware. Following the merger, USG1 succeeded to the mining business and operations of Canwealth. Prior to the merger, there were no material relationships between USG1 and Canwealth or between our respective affiliates, directors or officers. All USG1 pre-merger liabilities were settled prior to closing.

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The Company’s year-end is December 31.

The Company is in the exploratory stage as defined by Accounting Standards Codification subtopic 915-10 Development stage Entities (“ASC 915-10”) with its efforts principally devoted to exploring the mines. To date, the Company has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through December 31, 2011, the Company has accumulated losses of $27,409. For the period from inception through September 30, 2012, the Company has accumulated losses of $54,715. The Company also owns as of September 30, 2012, mining equipment with an associated cost of $50,833 and mining concessions at a cost of $12,865.

Results of Operations

For the year ended December 31, 2011 compared with the year ended December 31, 2010

We reported a net loss of $18,620 during the year ended December 31, 2011 and a net loss of $8,527 during the year ended December 31, 2010.

The following chart summarizes operating expenses and other income and expenses for the year ended December 31, 2011 and the year ended December 31, 2010:

	For the year ended December 31, 2011	For the year ended December 31, 2010
Revenue	$-	$-
OPERATING EXPENSES:
Selling, general and administrative	18,597	8,527
Total operating expenses	18,597	8,527

Loss from operations	(18,597)	(8,527)

OTHER INCOME (EXPENSE):
Interest expense	(23)	-

Loss before provision for income taxes	(18,620)	(8,527)
Provision for income taxes :
Current	-	-
Deferred	-	-
Total income taxes	-	-

NET LOSS	$(18,620)	$(8,527)
Cumulative translation gain	295	209

Comprehensive loss	$(18,325)	$(8,318)

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General and administrative expenses were $18,597 for the year ended December 31, 2011. General and administrative expenses for the year ended December 31, 2010 were $8,527.

For the nine months ended September 30, 2012 compared with nine months ended September 30, 2011

We reported a net loss of $27,305 for the nine months ended September 30, 2012 and a net loss of $15,605 for the nine months ended September 30, 2011.

The following chart summarizes operating expenses and other income and expenses for the nine months ended September 30, 2012 and the nine months ended September 30, 2011:

	For the nine months ended September 30, 2012 (unaudited)	For the nine months ended September 30, 2011 (unaudited)
Revenue	$-	$-

OPERATING EXPENSES:
Selling, general and administrative	27,248	15,599
Total operating expenses	27,248	15,599
Loss from operations	(27,248)	(15,599)
OTHER INCOME (EXPENSE):
Interest expense	(57)	(6)

Loss before provision for income taxes	(27,305)	(15,605)
Provision for income taxes :
Current	-	-
Deferred	-	-
Total income taxes	-	-

NET LOSS	$(27,305)	$(15,605)
Cumulative translation loss	(2,216)	(126)

Comprehensive loss	$(29,521)	$(15,731)

General and administrative expenses were $27,248 for the nine months ended September 30, 2012. General and administrative expenses for the nine months ended September 30, 2011 were $15,599.

Liquidity and Capital Resources

The accompanying financial statements have been prepared on a basis that assumes the Company will continue as a going concern. As of September 30, 2012, the Company has a deficit accumulated during exploration stage of $54,715 and has incurred significant operating losses and negative cash flows. For the nine months ended September 30, 2012, the Company sustained a net loss of $27,305 compared to a net loss of $15,605 for the nine months ended September 30, 2011. The Company will need additional financing which may take the form of equity or debt. In the event the Company are not able to increase its working capital, the Company will not be able to implement or may be required to delay all or part of its business plan, and their ability to attain profitable operations, generate positive cash flows from operating and investing activities and materially expand the business will be materially adversely affected. The accompanying financial statements do not include any adjustments relating to the classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the company be unable to continue in existence.

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Critical Accounting Policies

A summary of significant accounting policies applied in the presentation of financial statements are as follows:

Revenue Recognition

The Company will recognize revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, Multiple-Element Arraignments (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. There was no effect of implementing 605-25 on the Company's financial position and results of operations.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reported period. Actual results could differ materially from the estimates.

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Cash and Cash Equivalent

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. At September 30, 2012, cash consists of a checking account.

Mine Exploration and Development Costs

The Company accounts for mine exploration costs in accordance with Accounting Standards Codification 932, Extractive Activities. All exploration expenditures are expensed as incurred. Mine development costs are capitalized until production, other than production incidental to the mine development process, commences and are amortized on a units of production method based on the estimated proven and probable reserves. Mine development costs represent costs incurred in establishing access to mineral reserves and include costs associated with sinking or driving shafts and underground drifts, permanent excavations, roads and tunnels. The end of the development phase and the beginning of the production phase takes place when construction of the mine for economic extraction is substantially complete. Coal extracted during the development phase is incidental to the mine’s production capacity and is not considered to shift the mine into the production phase. Amortization of capitalized mine development is computed based on the estimated life of the mine and commences when production, other than production incidental to the mine development process, begins. From February 1, 2006 (date of inception) through September 30, 2012, the Company had not incurred any mine development costs.

Mine Properties

The Company accounts for mine properties in accordance with Accounting Standard Codification 930, Extractive Activities-Mining. Costs of acquiring mine properties are capitalized by project area upon purchase of the associated claims. Mine properties are periodically assessed for impairment of value and any diminution in value. There were nine mineral properties as of September 30, 2012.

Income Taxes

The Company has adopted Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes consist primarily of timing differences such as deferred officers’ compensation and stock compensation accounting versus tax differences.

Net Loss Per Share, basic and diluted

The Company has adopted Accounting Standards Codification Subtopic 260-10, Earnings Per Share (“ASC 260-10) specifying the computation, presentation and disclosure requirements of earning per share information. Basic loss per share has been computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding for the period. There were no diluted shares as of September 30, 2012 and December 31, 2011.

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Derivative Instruments

The Company accounts for derivative instruments in accordance with Accounting Standards Codification 815, Derivatives and Hedging, which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At September 30, 2012 and December 31, 2011, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Foreign Currency Translation and Comprehensive Income (Loss)

The functional currency of Canwealth is the Canadian Dollar (“CAD”). For financial reporting purposes, CAD were translated into United States Dollars (“USD” or “$”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gains and losses resulting from foreign currency transactions are included in the results of operations. There has been no significant fluctuation in the exchange rate for the conversion of CAD to USD after the balance sheet date.

The Company uses Accounting Standard Codification 220 “Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the year ended December 31, 2011 and 2010, for the nine months ended September 30, 2012 and 2011 and for the period from February 1, 2006 (date of inception) through September 30, 2012 consisted of net income and foreign currency translation adjustments.

The exchange rates used to translate amounts in CAD into USD for the purposes of preparing the financial statements were as follows:

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	December 31, 2011	December 31, 2010
Period-end CAD: USD exchange rate	$0.9833	$1.0054
Average Period CAD: USD exchange rate	$0.9891	$1.0299

	September 30, 2012 (unaudited)	September 30, 2011 (unaudited)
Period-end CAD: USD exchange rate	$0.9996	$1.0000
Average Period CAD: USD exchange rate	$0.9783	$0.9891

Stock Based Compensation

The Company follows Accounting Standards Codification subtopic 718-10, Compensation (“ASC 718-10”) which requires that all share-based payments to both employees and non-employees be recognized in the income statement based on their fair values.

As of September 30, 2012 and December 31, 2011, the Company did not have any issued or outstanding stock options.

Impact of New Accounting Standards

The Company has reviewed all other recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operation, financial position or cash flows. Based on that review, the Company believes that none of these pronouncements will have a significant effect on its financial statements.

Emerging Growth Company

We qualify as an “emerging growth company” under the JOBS Act. As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

●	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
●	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);
●	submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay” and “say-on-frequency;” and
●	disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive’s compensation to median employee compensation.

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In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period.

We will remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Properties

The Company currently holds 9 mining projects in Canada.

East Bay Gold Camp

The East Bay Gold Camp is located in the James Bay Basin approximately 70 kilometers west of the Elenore, Opinaca Reservoir and 800 kilometers north of Montreal. The claim is 100% owned by Canwealth Minerals Corporation. It is comprised of 6 claim cells totaling 316 hectares or 782 acres. The East Bay Gold camp is located in the Superior Craton of Quebec in a known geological area in the Abitibi Greenstone belt and consists of numerous underlying faults that developed during the Archean period 3.8-2.5 Ga (billion years) these distinct tectonic events host a variety of orogenic gold deposits across the Province of Quebec. The East Bay property is located in close proximity to 2 major gold mining companies with proven reserves. This porphyry mineralized geology is considered highly favorable for the exploration of gold, copper and molybdenum. The East Bay Gold camp is located at GPS location -77 35 29.0 52 18 45.01 and is in an ideal location of a porphyry Copper-gold-molybdenum deposits. This location has opportunity for further expansion for additional claim staking to the west, east and south.

The East Bay Gold camp location was chosen for its lithology and geology. In recent studies by the Ministère des Ressources naturelles et de la Faune significant mineralized zones were identified in the region. Our decision to stake in this region is further supported by the presence of some of the largest gold mining companies in Quebec such as Eastmain Resources Inc. to the north and Resources Minieres Augyva inc, CHS Resources and Exploration Dios Inc. to the west.

Golden Bear

The Golden Bear property is located in the Township of La Vallée-de-la-Gatineau. The Golden Bear claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 9 claim cells totaling 537 hectares or 1327 acres. The 9 claim cells are located in the zone of the Grenville orogeny. This geological formation is considered a highly favorable site for exploration for gold, silver, copper, nickel, PGE (platinum group elements) and REE (rare earth elements).

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The Golden Bear property primarily consists of Calc-silicate rocks, marble, dolostone, schist and quartzite geology of the Proterozoic period 2.5 Ga (billion years) to 520 ma (million years). It is classed as a sedimentary rock lithology. Proterozoic type geology dating back to about 2.5 Ga (billion years) to 520 Ma (million years) In contrast to Proterozoic rocks, Archean rocks are often heavily metamorphized deep-water sediments, such as greywacke, mudstone, volcanic sediments and banded iron formations and may contain a variety of base metals rare earth elements. Greenstone belts are typical Archean formations, consisting of alternating units of metamorphosed mafic igneous and sedimentary rocks. The meta-igneous rocks were derived from volcanic island arcs, while the metasediments represent deep-sea sediments eroded from the neighboring island arcs and deposited in a forearc basin Greenstone belts represent sutures between protocontinents.

Golden Ridge

The Golden Ridge property is located in the Townships of Languedoc and Disson approximately 52 kilometers northwest of Amos Quebec in the prolific Abitibi Greenstone Belt. The claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 4 claim cells totaling 227 hectares or 560 acres. The 4 claim cells are located well within the Abitibi Green Stone belt zone of the Grenville province. This orogenic geological structure is considered a highly favorable site for exploration of gold and copper. A recent chip sample program showed a high assay result of .40 gram per/ton of gold and 85.3 ppm copper with other metal anomalies.

The Golden Ridge property is located at GPS location -78 40 15.027 48 51 30.015 and is in an ideal location for orogenic type gold deposits. This location has opportunity for further expansion for additional claim staking to the north, east and west.

The Golden Ridge property is located in an Archean and/or Proterozoic type geology dating back to about 3.8-2.5 Ga (billion years). In contrast to Proterozoic rocks, Archean rocks are often heavily metamorphized deep-water sediments, such as greywacke, mudstone, volcanic sediments, and banded iron formations that contain a variety of base metals rare earth elements. Greenstone belts are typical Archean formations, consisting of alternating units of metamorphosed mafic igneous and sedimentary rocks. The meta-igneous rocks were derived from volcanic island arcs, while the metasediments represent deep-sea sediments eroded from the neighboring island arcs and deposited in a forearc basin Greenstone belts represent sutures between protocontinents.

Highland Gold

The Highland Gold property is located in the Townships of Poirier and Dalet approximately 78 kilometers north of Amos Quebec in the prolific Abitibi Greenstone Belt. The claim is 100% owned by Canwealth Minerals Corporation. It is comprised of 40 claim cells totaling 2248 hectares or 5555 acres. The 40 claim cells are located well within the Abitibi Green Stone belt zone of the Superior geological Province. This orogenic geological structure also known as an epithermal or mesothermal vein structure is considered a highly favorable site for exploration of gold.

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The Highland Gold property consists of 36 claim cells located at GPS location -78 19 29.972 49 16 15.012 and 4 additional claim cells located at -78 0 30.036 49 17 37.487. It is in an ideal location for high favorability of porphyry (Copper-gold-molybdenum) deposits and orogenic gold and VMS (volcanogenic massive sulfide) deposits. This location has opportunity for further expansion for additional claim staking to the west east and south.

The Highland Gold property is an ideal location for high favorability of porphyry (Copper-gold-molybdenum) deposits and orogenic gold and VMS (volcanogenic massive sulfide) deposits. This location has opportunity for further expansion for additional claim staking to the east, west and north. The Highland Gold property’s 4 additional claims are located in a chosen area for its lithology and geology. It recent studies by the Ministère des Ressources naturelles et de la Faune identified significant mineralized zones in the region. Our decision to stake in this region is further supported by the presence of some of the biggest gold mining companies in Quebec such as Mines NAP Quebec Ltee (North American Palladium) to the south, Giant Exploration Inc. to the south and Mineraux Maudore Ltee to the west.

Highland Gold #2

The Highland Gold 2 property is located in the Township of Rainboth approximately 90 kilometers north of Amos Quebec in the prolific Abitibi Greenstone Belt. The claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 14 claim cells totaling 786 hectares or 1942 acres. The 14 claim cells are located well within the Abitibi Green Stone belt zone of the Superior geological Province. These orogenic structures also known as an epithermal or mesothermal vein structure is considered a highly favorable geology for exploration of gold, platinum and palladium. There has been documented historical grades in the range of 5-30 g/T. Gold-bearing veins exhibit variable enrichments of As, B, Bi, Hg, Sb, Te, W; Cu, Pb and Zn.

The Highland Gold 2 property consists of 14 claim cells located at GPS location -78 28 26.879 49 21 16.693 and is in an ideal location for high favorability of orogenic gold, platinum and palladium. This location has opportunity for further expansion for additional claim staking to the east, west, north and south.

The Highland Gold property location was chosen for its lithology and geology. Recent studies by the Ministère des Ressources naturelles et de la Faune identified significant mineralized zones in the region. Our decision to stake in this region is further supported by the presence of some of the biggest gold mining companies in Quebec such as Bold Ventures Inc to the east, Enterprises Minieres Globex Inc to the northeast and Explo-Zinc Inc to the northeast.

Lake View

The Lake View gold project is located in the Regional county of Abitibi 55 kilometers northwest of Amos Quebec in the prolific Abitibi Greenstone Belt. The Lake view claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 64 claim cells totaling 3622 hectares or 8951 acres. The 64 claim cells are located well within the Abitibi Green Stone belt zone of the Grenville orogeny. This VMS (Volcanogenic massive sulfide) formation is considered a highly favorable site for exploration for gold, silver, copper, nickel and PGE (platinum group elements).

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The Lake View property consists of 64 claim cells located at GPS location -78 33 15.006 48 54 30.003 and is highly favorability for porphyry (Copper-gold-molybdenum) deposits and orogenic gold, platinum and palladium and VMS (volcanogenic massive sulfide) deposits. This location has opportunity for further expansion for additional claim staking to the south and east.

The Lake View property location was chosen for its lithology and geology. Recent studies by the Ministère des Ressources naturelles et de la Faune identified significant mineralized zones in the region. Our decision to stake in this region is further supported by the presence of some of the biggest gold mining companies in Quebec such as Visible Gold Inc to the west, Sementiou to the north and Entreprises Minieres Globex Inc to the south.

Shadow Mountain

The Shadow Mountain project is located in the Township of Ripon. The Shadow Mountain claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 90 claim cells totaling 5400 hectares or 13344 acres. The 90 claim cells are located well within a VMS (Volcanogenic massive sulphide) zone of the Grenville orogeny. This geological formation is considered a highly favorable site for exploration for gold, silver, copper, nickel, PGE (platinum group elements) and REE.

The Shadow Mountain property is located at GPS -75 10 7.841 45 45 35.402 and within a few kilometers to the northeast of Atocha Resources Inc and to the west of Standard Graphite Corp.

Shining Star

The Shining Star project is located in the Township of Sainte-Dominique-du-Rosaire, north of Amos Quebec in the prolific Abitibi Greenstone Belt. The Shining Star claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 24 claim cells totaling 1440 hectares or 3560 acres. The 24 claim cells are located well within the Abitibi Green Stone belt zone of the Grenville orogeny. This geological formation is considered a highly favorable site for exploration for gold, silver, copper, nickel and PGE.

The Shining Star property is located at GPS location -78 40 15.027 48 51 30.015 and is in an ideal location of orogenic gold deposits. This location has opportunity for further expansion for additional claim staking to the north and west.

The Shining Star property location was chosen for its lithology and geology. Recent studies by the Ministère des Ressources naturelles et de la Faune identified significant mineralized zones in the region. Our decision to stake in this region is further supported by the presence of some of the biggest gold mining companies in Quebec such as Visible Gold Mines Inc and Diagnos Inc Tres-or Resources Ltd.

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Winsome Lake

The Winsome Lake project is located in the Township of Antoine-Labelle. The Winsome Lake claim is owned 100% by Canwealth Minerals Corporation. It is comprised of 18 claim cells totaling 1060 hectares or 2620 acres. The 18 claim cells are located well within a VMS (Volcanogenic massive sulphide) zone of the Grenville orogeny. This geological formation is considered a highly favorable site for exploration for gold, silver, copper, nickel, PGE and REE.

The Winsome Lake property is located at GPS -78 39 14.98 46 49 0.01 and is fully accessible by gravel and ATV roads. The claim is located within a few kilometers to the north of Consolidated Thompson (Formerly Quinto Mining Corp) iron mine.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of February 7, 2013 by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Name	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
ICBS, Ltd.	38,648,077		76.12%
Radcor Inc.	5,521,154		10.88%
Garth McIntosh	0	(1)	-
Directors and Officers as a Group (one person)	0	(1)	-

(1)	Mr. McIntosh is the president, director and a principal shareholder of ICBS, Ltd. Mr. McIntosh disclaims beneficial ownership of the shares of common stock held by ICBS, Ltd.

Directors and Executive Officers

The name, age and positions of our sole executive officer and director as of February 6, 2013 are as follows:

Name	Age	Position

Garth McIntosh	67	Chairman of the Board, Chief Executive Officer and President

Mr. McIntosh has over 40 years of extensive experience working as a business analyst and consultant for a variety of private and public corporations. He developed a series of unique diagnostic tools for businesses to identify the operational areas that could be improved so as to reduce costs and improve efficiency. Mr. McIntosh also has a strong background in strategic consulting, acquisitions and mergers and corporate turn arounds with private and public companies.

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Executive Compensation

The Company has not paid any executive compensation in the two most recent fiscal years.

Outstanding Equity Awards at Fiscal Year-End

The Company did not have any equity incentive plan awards outstanding as of the end of its last completed fiscal year.

Director Compensation

The Company has not paid any director compensation in the two most recent fiscal years.

Certain Relationships and Related Transactions and Director Independence

Mr. Garth McIntosh, the Company’s Chairman of the Board, Chief Executive Officer and President, is also a majority shareholder of ICBS Ltd. which is the largest shareholder of Canwealth Minerals Corporation. As of September 30, 2012 and December 31, 2011, Canwealth Quebec has taken loans from shareholders of $95,046 and $90,984, respectively. No formal repayment terms or arrangements existed. The entire above loan are non-interest bearing and payable on demand.

ICBS Ltd. has given a loan to the Company and also transferred the assets worth $50,833 as of September 30, 2012. As of September 30, 2012, the Company acquired intangible asset of $12,865 through loans from related parties.

Legal Proceedings

There are no material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Company or any of its subsidiaries is a party or of which any of their property is the subject.

Market Price and Dividends on Common Equity and Related Stockholder Matters

There are no shares of the Company that are subject to outstanding options or warrants to purchase, or securities convertible into, common equity of the Company.

As of February 6, 2013, there were approximately 46 holders of record of our common stock.

We do not have an equity compensation plan in effect as of the date hereof.

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Indemnification of Directors and Officers

Our certificate of incorporation provides that no director or officer of the Company will be personally liable to the Company or our stockholders for monetary damages for breach of fiduciary duty as a director or officer, so long as such director or officer acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, he or she had no reason to believe his or her conduct was unlawful.

Description of Securities

Common Stock

Our certificate of incorporation authorizes the issuance of up to 100,000,000 shares of common stock, par value $0.0001 per share. The holders of our common stock are entitled to one vote per share.  Our certificate of incorporation does not allow for cumulative voting.  Upon our liquidation, dissolution or winding-up, the holders of our common stock are entitled to share ratably in all of our assets which are legally available for distribution, after payment of or provision for all liabilities and the preferences of any then outstanding shares of preferred stock.  The holders of our common stock have no preemptive, subscription, redemption or conversion rights.  All issued and outstanding shares of our common stock are, and the common stock reserved for issuance upon exercise of the warrants will be, when issued, fully-paid and non-assessable.

Preferred Stock

Our certificate of incorporation authorizes the issuance of up to 20,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, with designations, rights and preferences as may be determined from time to time by our board of directors.  We have not designated or issued any shares of our preferred stock to date.

Item 3.02.   Unregistered Sales of Equity Securities.

The information set forth above in Items 1.01 and 2.01 of this Current Report is incorporated herein by reference in its entirety.

Item 5.01.  Changes in Control of Registrant.

The information set forth above in Items 1.01 and 2.01 of this Current Report is incorporated herein by reference in its entirety.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Items 1.01 and 2.01 of this Current Report is incorporated herein by reference in its entirety.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above in Item 1.01 of this Current Report is incorporated herein by reference in its entirety.

Item 9.01.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements of Canwealth for the twelve months ended December 31, 2011 and 2010 and for the nine months ended September 30, 2012 and 2011 (unaudited) are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this current report.

(b)  Pro Forma Financial Information.

Our unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011 are incorporated herein by reference to Exhibit 99.3 to this report, and are based on the historical financial statements of our company and Canwealth after giving effect to the merger.

In accordance with Statement of Financial Accounting Standards No. 141 (ASC 805), “Business Combinations,” and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements, Canwealth is considered the accounting acquiror. Because Canwealth’s former stockholders as a group retained or received the larger portion of the voting rights in the combined entity and Canwealth’s senior management represents all of the senior management of the combined entity, Canwealth is considered the acquiror for accounting purposes and will account for the merger as a reverse acquisition.

The unaudited pro forma combined condensed financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth under Item 2.01 of this Current Report, which disclosure is incorporated herein by reference, and the historical consolidated financial statements and accompanying notes of our company and Canwealth. The unaudited pro forma combined condensed financial statements are not intended to represent or be indicative of our consolidated results of operations or financial condition that would have been reported had the merger been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of our company.

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(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Name of Exhibit

3.1(1)	Certificate of Incorporation
3.2 (1)	Bylaws
3.3*	Certificate of Merger
10.1 (2)	Agreement and Plan of Merger by and among Canwealth Minerals Corporation, USG1, Inc. and Kimi Royer, as representative of the USG1 Stockholders
10.2*	First Amendment to Agreement and Plan of Merger
10.3*	Second Amendment to Agreement and Plan of Merger
21*	List of Subsidiaries
99.1*	Financial statements of Canwealth for the twelve months ended December 31, 2011 and 2010
99.2*	Financial statements of Canwealth for the twelve months ended December 31, 2011 and 2010 and for the nine months ended September 30, 2012 and 2011 (unaudited)
99.3*	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011

(1)	Filed with the Securities and Exchange Commission on October 26, 2011 as an exhibit to the Registrant’s Registration Statement on Form 10, which exhibit is incorporated herein by reference.

(2)	Filed with the Securities and Exchange Commission on August 14, 2012 as an exhibit to the Registrant’s Current Report on Form 8-K, which exhibit is incorporated herein by reference.

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 15, 2013	CANWEALTH MINERALS CORPORATION

	By:	/s/ Garth McIntosh
Garth McIntosh Chief Executive Officer

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